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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-1 of our report dated July 30, 2003, except for Note 9 as to
which the date is August   , 2003, relating to the financial statements of
Genitope Corporation, which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

San Jose, California

August 25, 2003